Loans Receivable, Net	12 Months Ended
Dec. 31, 2025
Loans Receivable, Net [Abstract]
LOANS RECEIVABLE, NET

3. LOANS RECEIVABLE, NET

	December 31,	December 31,
	2024	2025
Loans receivable	393,474	385,838
Less: allowance for credit losses	(386,510)	(385,838)
Total	6,964	—

In 2025, the group had no new loan agreements with the third parties. The allowance for credit losses was recorded as the loans receivable was deemed uncollectible due to the absence of recovery based on the management evaluations.

The following table sets forth the aging of loans as of December 31, 2024 and December 31, 2025:

	1 - 89 days past due	90 days or more past due	Total past due	Current	Total loans
December 31, 2024	—	387,474	387,474	6,000	393,474
December 31, 2025	—	385,838	385,838	—	385,838